AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
SUPPLEMENT DATED APRIL 30, 2003
TO ALL
VARIABLE UNIVERSAL LIFE INSURANCE POLICY
PROSPECTUSES

          Effective May 1, 2003, AIG Life Insurance Company ("AIG Life") is amending all of its variable universal life insurance policy prospectuses for the sole purpose of reflecting a change in the principal underwriter and distributor of AIG Life's policies.

DESCRIPTION OF THE NEW PRINCIPAL UNDERWRITER AND DISTRIBUTOR

          Beginning May 1, 2003, American General Equity Services Corporation ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, will become the principal underwriter and distributor of AIG Life's variable universal life insurance policies.  AGESC will replace AIG Equity Sales Corp. ("AIGESC") in this role. AGESC, formerly named Franklin Financial Services Corporation, is a Delaware corporation and a wholly-owned subsidiary of American General Life Insurance Company ("AGL"), both affiliates of AIG Life.

          AGESC is also the principal underwriter and distributor for the variable accounts and certain products of some of AIG Life's life insurance company affiliates.

          AGESC is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc.

          AIG Life, AGESC, AGL and AIGESC are all subsidiaries of American International Group, Inc.

          For a period of time after May 1, 2003, we may provide you with confirmations, statements and other reports that contain the name of the former principal underwriter and distributor.